SCHEDULE 14A
(RULE
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Goldman Sachs BDC, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS BDC, INC.
200 West Street
New York, New York 10282
April 2, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Meeting”) of Goldman Sachs BDC, Inc. (the “Company”) to be held on May 28, 2025, at 10:00 a.m. (Eastern Time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.
You or your proxyholders will be able to attend the Meeting online, vote and submit questions by visiting
https://www.meetnow.global/M9XPNYS
and using a control number assigned by Computershare Fund Services. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Internet Availability of Proxy Materials you received.
The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials carefully so that you will know what we intend to act on at the Meeting.
The Meeting is being held (i) to elect three Class II directors of the Company, who will serve until the 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified, and (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT.
If you do not plan to be present at the virtual Meeting, you can vote by following the instructions in the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone, or request, sign, date, and return a proxy card so that you may be represented at the Meeting. If you have any questions regarding the proxy materials, please contact the Company at (866)
896-7420.
Your prompt response will help reduce proxy costs—which are paid by the Company and indirectly by its stockholders—and will also mean that you can avoid receiving follow-up
phone calls and mailings.

Sincerely,

/s/ Alex Chi and David Miller

Alex Chi and David Miller
Co-Chief Executive Officers and Co-Presidents
PLEASE FOLLOW THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE VIA THE INTERNET OR TELEPHONE, OR REQUEST, SIGN, DATE, AND RETURN A PROXY CARD TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS BDC, INC.
200 West Street
New York, New York 10282
NOTICE OF ANNUAL MEETING
To Be Held On May 28, 2025
April 2, 2025
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Goldman Sachs BDC, Inc. (the “Company”) that:
The 2025 Annual Meeting of Stockholders (the “Meeting”) will be held virtually on May 28, 2025, at 10:00 a.m. (Eastern Time), by means of a live webcast, for the following purposes (the “Proposals”):

1.	to elect three Class II directors of the Company, who will serve until the 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
The matters referred to above are discussed in the Proxy Statement attached to this Notice. On February 26, 2025, the Board of Directors of the Company, including each of the independent directors, unanimously recommended that you vote
“FOR”
each of the Proposals.
You will be able to attend the Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by going to
https://www.meetnow.global/M9XPNYS
and entering your control number, which is included on the Notice of Internet Availability of Proxy Materials that you received.
We are furnishing the accompanying proxy statement and proxy card to our stockholders on the internet, rather than mailing printed copies of these materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may assess and review the proxy statement and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials and you hold your shares directly with Computershare Fund Services (“Computershare”), please contact the Company by phone at (866)
896-7420.
If you have not received a copy of the Notice of Internet Availability of Proxy Materials and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary.
If your shares are held through a stock brokerage account or by a bank or other holder of record, you will need to request a legal proxy in order to receive access to the virtual meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 23, 2025. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.
The meeting webcast will begin promptly at 10:00 a.m. (Eastern Time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions in your Notice of Internet Availability of Proxy Materials or the instructions that accompanied your proxy materials. Because the Meeting will be a completely virtual meeting, there will be no physical location for Stockholders to attend.
Stockholders of record at the close of business on March 31, 2025 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Your vote is extremely important to us. If you will not attend the virtual Meeting, we urge you to follow the instructions provided in the proxy statement to vote your shares via the internet or by telephone, or to request, sign, date and return promptly a proxy card. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Board of Directors of the Company.

By Order of the Board of Directors of Goldman Sachs BDC, Inc.

/s/ Caroline Kraus

Caroline Kraus
Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
To secure the largest possible representation at the Meeting, please follow the instructions in the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone, or request), sign, date and return a proxy card so that you may be represented at the Meeting.
To vote via the internet, please access the website found on your Notice of Internet Availability of Proxy Materials and follow the on-screen
instructions
on the website.
To vote by telephone, stockholders within the United States should call the toll-free number found on the website set forth in your Notice of Internet Availability of Proxy Materials and follow the recorded instructions. Stockholders outside the United States should vote via the internet or by requesting a proxy card instead.
You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on the Notice of Internet Availability of Proxy Materials or a later-dated vote using the toll-free telephone number stated on the Notice of Internet Availability of Proxy Materials or (3) by attending the virtual Meeting and voting during the webcast.

ANNUAL MEETING
OF
GOLDMAN SACHS BDC, INC.
200 West Street
New York, New York 10282
PROXY STATEMENT
April 2, 2025
This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs BDC, Inc. (the “Company,” “we,” “our,” and “us”) for use at the 2025 Annual Meeting of Stockholders (the “Meeting”), to be held virtually on May 28, 2025, at 10:00 a.m. (Eastern Time), and any postponement or adjournment thereof. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at (866)
896-7420.
Only holders of record of our common stock at the close of business on March 31, 2025 (the “Record Date”) will be entitled to notice of and to vote at the virtual Meeting.
In accordance with rules and regulations adopted by the SEC, we have elected to provide our stockholders (the “Stockholders”) access to our proxy materials on the internet, including the proxy statement and the form of proxy (collectively, the “Proxy Statement”) and the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2024. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 2, 2025 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need the
14-digit
control number and the security code that is included with the Notice to authorize your proxy for your shares through the internet. If you have not received a copy of the Notice and you hold your shares directly with Computershare Fund Services (“Computershare”), please contact the Company by phone at (866)
896-7420.
If you have not received a copy of the Notice and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary.
PURPOSE OF THE MEETING
At the Meeting, you will be asked to vote on the following proposals:

1.	To elect three Class II directors of the Company, who will serve until the 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified (“Proposal 1”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”).

INFORMATION REGARDING ATTENDING THE MEETING
The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. (Eastern Time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically at the meeting by going to
https://www.meetnow.global/M9XPNYS
and entering your control number, which is included on the Notice that you received. Because the Meeting is completely virtual and being conducted via live webcast, Stockholders will not be able to attend the Meeting in person.
If your shares are held through a stock brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 23, 2025. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.
We are pleased to offer our Stockholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Stockholders, directors, management and other stakeholders. We are committed to ensuring that Stockholders will be afforded the same rights and opportunities to participate as they would at an in-person
meeting. We will try to answer as many Stockholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.
INFORMATION REGARDING THIS SOLICITATION
It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, and personnel of the Company’s investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), and the Company’s transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, email, facsimile or internet. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.
The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Computershare Inc. and Broadridge Financial Solutions, Inc., independent proxy solicitation firms, to assist in the distribution of the proxy materials and tabulation of proxies. The aggregate costs of such services with respect to the Company are estimated to be approximately $85,899, plus reasonable out-of-pocket
expenses.
To vote by internet or telephone, please use the control number and security code on your Notice and follow the instructions as described on your Notice. If you would like to vote by mail, please follow the instructions provided on the Notice to request, sign, date and return promptly a proxy card. If you have any questions regarding the proxy materials, please contact the Company at (866)
896-7420.
If your proxy has been received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions contained in your proxy. If no instructions are marked, the shares of the Company’s common stock represented by the proxy will be voted “FOR” each of the Proposals described in this Proxy Statement. In either case, shares will be voted in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on the Notice, or a later-dated vote using the toll-free telephone number stated on the Notice or (3) by attending the virtual Meeting and voting during the webcast.
If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of the Notice, the Company will deliver promptly a separate copy of the Notice or, if applicable, our Proxy Statement and our Annual Report on Form
10-K
to you upon written or oral request. To receive a separate copy of these documents, please contact the Company by calling (toll-free) (866)
896-7420
or by mail to the Company’s principal executive offices at Goldman Sachs BDC, Inc., 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 28, 2025
This Proxy Statement is available online at
https://www.proxy-direct.com/gol-34425
(please have the control number found on your Notice ready when you visit this website).

INFORMATION REGARDING SECURITY OWNERSHIP
Control Persons and Principal Stockholders
The following table sets forth, as of the Record Date certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to the Company. The percentage ownership is based on 117,297,222 shares of common stock outstanding as of the Record Date.

Name and Address	Type of Ownership (3)	Shares Owned	Percentage
Beneficial owners of 5% or more
The Goldman Sachs Group, Inc. (1)	Beneficial	6,511,381	5.6%
Interested Director
Katherine (“Kaysie”) P. Uniacke	Beneficial	22,557	*
Independent Directors
Jaime Ardila	Beneficial	19,414	*
Carlos E. Evans	Beneficial	14,446	*
Ross J. Kari	Beneficial	10,000	*
Timothy J. Leach	Beneficial	17,671	*
Richard A. Mark	Beneficial	17,667	*
Susan B. McGee	Beneficial	21,787	*
Executive Officers
Alex Chi	—	—	—
David Miller	Beneficial	20,000	*
Tucker Greene	—	—	—
Stanley Matuszewski	—	—	—
John Lanza	Beneficial	—	*
Julien Yoo	—	—	—
Caroline Kraus	—	—	—
Justin Betzen	—	—	—
Greg Watts	—	—	—
Jennifer Yang	—	—	—
Matthew Carter	—	—	—
All executive officers and directors as a group (18 persons) (2)		143,542	*

*	Less than 1%.
(1)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024. The address of The Goldman Sachs Group, Inc. (“GS Group Inc.”), a Delaware corporation, is 200 West Street, New York, New York 10282. The shares of the Company’s common stock shown in the above table as being owned by GS Group Inc. include 680,414 shares held directly by Goldman Sachs & Co. LLC (“Goldman Sachs”), United Capital Financial Advisers, and Folio Investments Inc., each a subsidiary of GS Group Inc. GS Group Inc. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Each of GS Group Inc. and Goldman Sachs has indicated that it intends to vote the Company’s shares over which it has voting discretion in the same manner and proportion as shares of the Company over which GS Group Inc. or Goldman Sachs does not have voting discretion.

(2)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Dollar Range of Equity Securities Beneficially Owned by Directors
The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with
Rule 16a-1(a)(2)
under the Exchange Act. The Company is not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Director
Kaysie Uniacke	over $100,000
Independent Directors
Jaime Ardila	over $100,000
Carlos E. Evans	over $100,000
Ross J. Kari	over $100,000
Timothy J. Leach	over $100,000
Richard A. Mark	over $100,000
Susan B. McGee	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares beneficially owned as of the Record Date multiplied by the closing sales price of the Company’s common stock as reported on the New York Stock Exchange (the “NYSE”) on the Record Date of $11.63 per share.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board is divided into three classes with staggered three-year terms. At each annual meeting of Stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following the year of their election. At the Meeting, you will be asked to elect three Class II directors to serve until the 2028 annual meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, removal or disqualification. In addition, the Board has adopted policies which provide that (a) no director shall hold office for more than 15 years and (b) a director shall retire as of December 31st of the calendar year in which he or she reaches his or her 75th birthday, unless a waiver of such requirement has been adopted by a majority of the other directors. These policies may be changed by the directors without a stockholder vote.
Information concerning the nominees and other relevant factors is provided below. A Stockholder may vote his or her shares for or against, or abstain from voting with respect to, the election of each nominee by properly voting by proxy over the internet or by telephone following the instructions in the Notice or by requesting, signing, dating and returning a proxy card as soon as possible. Unless contrary instructions are specified, if a proxy is executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the nominees.
Each of Mr. Jaime Ardila, Mr. Richard A. Mark and Ms. Kaysie Uniacke has consented to his or her nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, Mr. Ardila, Mr. Mark or Ms. Uniacke is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute.
ON FEBRUARY 26, 2025, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.
Information about the Nominees and Directors
Set forth below are the names of the nominees for the Class II directors, as well as each of the continuing directors, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies that are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the 1940 Act. Directors who (1) are not deemed to be “interested persons,” as defined in the 1940 Act, of the Company, (2) meet the definition of “independent directors” under the corporate governance standards of the NYSE and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act are referred to as “Independent Directors.” Ms. Uniacke is deemed to be an “interested person” of the Company and is referred to as the “Interested Director.”
Each of Mr. Ardila, Mr. Mark, and Ms. Uniacke has been nominated for election as a Class II director to serve until the 2028 annual meeting of stockholders. None of the nominees are being proposed for election pursuant to any agreement or understanding between any such nominees and the Company.

Class II Director Nominees

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Interested Director*

Kaysie Uniacke (64)	Class II Director	Director since January 2014; term expires 2025 (2028 if re-elected)
Ms. Uniacke is Chair of the Board—Goldman Sachs Asset Management International (2013–Present); and Advisory Director—Goldman Sachs (2013–Present). She was formerly Director—Goldman Sachs Dublin and Luxembourg family of funds (2013-2023).

Director—the Company, Silver Capital Holdings LLC, a privately offered BDC (“SCH”); Goldman Sachs Private Middle Market Credit II LLC, a privately offered business development company (“GS PMMC II”) ; Phillip Street Middle Market Lending Fund LLC, a privately offered business development company (“PSLF”); Goldman Sachs Middle Market Lending LLC II, a privately offered business development company (“GS MMLC II”); Goldman Sachs Private Credit Corp., a privately offered business development company (“GS Credit”); and West Bay BDC LLC, a privately offered business development company (“West Bay”).
Goldman Sachs Asset Management International; SCH; GS PMMC II; GS MMLC II; PSLF; GS Credit; West Bay

Independent Directors

Jaime Ardila (69)	Class II Director	Director since February 2016; term expires 2025 (2028 if re-elected)	Mr. Ardila is retired. He is Director, Accenture plc (2013– Present) and Director, Nexa Resources (2019 – Present). Formerly,	Accenture plc (a management consulting services company); Nexa

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships

he was Director of Ecopetrol (2016-2019) and Ola Electric Mobility (2019-2023); and held senior management positions with General Motors Company (an automobile manufacturer) (1984–1996 and 1998–2016), most recently as Executive Vice President, and President of General Motors’ South America region (2010–2016).

Director—the Company and GS Credit; Chairman of the Board of Directors—SCH, GS PMMC II and PSLF.
Resources (a mining company); SCH; GS PMMC II; PSLF; GS Credit

Richard A. Mark (71)	Class II Director	Director since October 2020; term expires 2025 (2028 if re-elected)
Mr. Mark is retired. He is Director, Viatris Inc. (2020–Present); and Director, Home Centered Care Institute (2021 – Present). He was formerly Director, Almost Home Kids (2016–2021); Director, Mylan N.V. (2019–2020); Partner, Deloitte & Touche LLP (2002–2015) and Chairman and member of the Audit Committee, Katy Industries, Inc. (2015–2016).

Director—the Company, GS MMLC II, and GS Credit.
Viatris Inc. (a global pharmaceutical company); Home Centered Care Institute; GS MMLC II; GS Credit
Continuing Directors not up for
re-election
at the Meeting

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors

Ross J. Kari (66)	Class III Director	Director since August 2015; term expires 2026	Mr. Kari is retired. Formerly, he was Director, Summit Bank (2014-2022); Executive Vice President and Chief Financial Officer, Federal Home Loan Mortgage Corporation (Freddie Mac) (2009–2013); and was a Member of the Board of Directors of KKR	SCH; GS PMMC II; PSLF; GS Credit

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Financial Holdings, LLC (2007–2014). Director—the Company; SCH; GS PMMC II; PSLF; and GS Credit.

Timothy J. Leach (69)	Class I Director	Chairman of the Board of Directors since January 2023; Director since October 2020; term expires 2027
Mr. Leach is retired. He is Chairman, MN8 Energy Inc. (2021-Present). He was formerly Chief Investment Officer, US Bank Wealth Management (2008–2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014–2019).

Chairman of the Board of Directors—the Company; GS MMLC II; and GS Credit.
MN8 Energy Inc.; GS MMLC II; GS Credit

Carlos E. Evans (73)	Class I Director	Director since October 2020; term expires 2027
Mr. Evans is retired. He is Chairman, Highwoods Properties, Inc. (2018–Present); Director, National Coatings and Supplies Inc. (2015–Present); Director, Warren Oil Company, LLC (2016–Present); Director, American Welding & Gas Inc. (2015–Present); and Director, Johnson Management (2015–Present). He was formerly Director, Sykes Enterprises, Inc. (2016–2021).

Director—the Company; GS MMLC II; GS Credit; and West Bay.
Highwoods Properties, Inc. (a real estate investment trust); National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; Johnson Management; GS MMLC II; GS Credit; West Bay

Susan B. McGee (66)	Class I Director	Director since June 2018; term expires 2027	Ms. McGee is retired. She is Director, ETTL Engineers and Consultants (2018-Present); and Director, HIVE Digital Technologies Ltd (2021-Present). She was formerly Director, Nobul Corporation (2019-2022) and held senior management positions with U.S. Global	ETTL Engineers and Consultants Inc.; HIVE Digital Technologies Ltd; SCH; GS PMMC II; PSLF; GS Credit

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships

Investors, Inc. (an investment management firm), including Chief Compliance Officer (2016–2018), President (1998–2018) and General Counsel (1997–2018). She was also formerly Vice President of the U.S. Global Investors Funds (2016–2018).

Director—the Company; SCH; Goldman Sachs Private Middle Market Credit II LLC; GS PMMC II; PSLF; and GS Credit.

*
Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by GS Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each nominee and director may be contacted by writing to the nominee or director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
The significance or relevance of a nominee’s or director’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other directors and with representatives of GSAM and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the Stockholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other directors, the Board has concluded that each nominee should continue to serve as a director. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee, as well as of the continuing directors, that led the Board to conclude that such individual should serve as a director.
Class II Director Nominees
Interested Director
Kaysie Uniacke.
Ms. Uniacke is the sole interested director on the Board and has served in such capacity since January 2014. Ms. Uniacke is the Chairperson of the board of Goldman Sachs Asset Management International; serves on the boards of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit and West Bay, and is an advisory director to GS Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012, where she was named managing director in 1997 and partner in 2002. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board of Directors.
Independent Directors
Jaime Ardila.
Mr. Ardila is retired. Mr. Ardila has served on the Board of Directors of the Company since February 2016, including as Chairperson of the Board. He also serves as a member of the Board of Directors of GS Credit and serves as Chairperson of the Board of Directors of SCH, GS PMMC II, and PSLF. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as Chair of the Finance Committee, a member of the Audit Committee, and a member of the Governance and Nominations Committee. He also serves as the Chairperson of the Board of Directors of Nexa Resources S.A., a mining company, and a member of the Board of Directors of Grupo Energía Bogotá, an electric utility company. Previously, he was a member of the Board of Directors of Ola Electric Mobility, an electric vehicle manufacturer, from 2019 – 2023, and was also a member of the Board of Directors of Ecopetrol, an integrated oil company, where he served as Chair of the Audit Committee and a member of the Business Committee and the Corporate Governance and Sustainability Committee, from 2016 to 2019. Mr. Ardila also worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as Executive Vice President of the company and President of General Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.
Richard A. Mark
. Mr. Mark is retired. Mr. Mark has served on the Board of Directors of the Company since October 2020. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. He also serves on the Board of Directors and as the Chairperson of the audit committee of GS MMLC II and GS Credit. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Since November 2020, Mr. Mark has served on the Board of Directors of Viatris Inc. (“Viatris”), a global pharmaceuticals company. Prior to the closing of the transaction that combined Mylan N.V. and Pfizer Inc.’s off-patent
branded and generic established medicines business, which resulted in the formation of Viatris, Mr. Mark served on the Board of Directors of Mylan N.V. from June 2019 until November 2020. Mr. Mark also served from July 2015 until August 2016 as Chairperson of the Board of Directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Since December 2021, Mr. Mark has served on the Board of Directors of the Home Centered Care Institute, a nonprofit organization focused on scaling home-based primary care. From May 2016 to December 2021, Mr. Mark served as a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.
Continuing Directors not up for
re-election
at the Meeting
Ross J. Kari.
Mr. Kari is retired. Mr. Kari has served on the Board of Directors of the Company since August 2015. He also serves on the Board of Directors of SCH, GS PMMC II, PSLF, and GS Credit. Previously,

Mr. Kari was Executive Vice President and Chief Financial Officer of Federal Home Loan Mortgage Corporation (Freddie Mac), where he worked for four years. Previously, he held senior management positions at SAFECO Corporation, a personal insurance company, Federal Home Loan Bank of San Francisco, and Wells Fargo & Company, where he began his career and worked for 19 years. Mr. Kari also served as a Director and a member of the Audit Committee and ALCO Chairperson of Summit Bank. Based on the foregoing, Mr. Kari is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.
Timothy J. Leach
. Mr. Leach is retired. Mr. Leach has served on the Board of Directors of the Company since October 2020 and has served as Chairperson of the Board since January 2023. He also serves as a member and Chairperson of the Board of Directors of GS MMLC II and GS Credit. Mr. Leach has served as Chairperson of the Board of Directors of MN8 Energy Inc. (f/k/a Goldman Sachs Renewable Power LLC), a renewable energy producer, since 2021. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Based on the foregoing, Mr. Leach is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.
Carlos E. Evans
. Mr. Evans is retired. Mr. Evans has served on the Board of Directors of the Company since October 2020. He also serves on the Board of Directors of GS MMLC II, GS Credit, and West Bay. Mr. Evans is currently Chairperson of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as Chairperson of the Compensation/Governance Committee and as a member of the Executive Committee. He previously served as chairman of the Compensation/Governance Committee of Highwoods Properties, Inc. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is Chairman Emeritus of the Board of Spoleto Festival USA and was previously Chairperson of the Board of the Medical University of South Carolina Foundation. Mr. Evans serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. He also previously served on the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services. Based on the foregoing, Mr. Evans is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.
Susan B. McGee
. Ms. McGee is retired. Ms. McGee has served on the Board of Directors of the Company since June 2018. She also serves on the Board of Directors of SCH, GS PMMC II, PSLF, and GS Credit. Ms. McGee also serves on the Board of Directors for ETTL Engineers and Consultants Inc., and HIVE Digital Technologies Ltd. Ms. McGee formerly served as a Director for Nobul Corporation, a digital real estate company, from 2019 to 2022. Ms. McGee worked for 26 years at U.S. Global Investors, Inc., an investment management firm, until June 2018, during which time she held several senior management positions, including President, General Counsel and Chief Compliance Officer. She has also been involved in the governance of the U.S. Global Investors Funds, serving as Vice President until June 2018. In addition, Ms. McGee formerly served on the Board of Governors of the Investment Company Institute and as Chairperson of the Investment Company Institute Small Funds Committee until June 2018. She is also a member of the Board of Directors of the San Antonio Sports Foundation, a
not-for-profit
organization. Based on the foregoing, Ms. McGee is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board of Directors.

Compensation of Directors
From January 1, 2024 to December 31, 2024, each Independent Director was compensated with a $125,000 annual fee for his or her services as director. In addition, the Chairman of the Board earned an additional annual fee of $36,000 and the director designated as the “audit committee financial expert” (as defined in Item 407 of Regulation
S-K)
earned an additional annual fee of $15,000 for his or her additional services in such capacities. The Independent Directors are reimbursed for travel and other reasonable expenses incurred in connection with attending Board and committee meetings. The Company may also pay the incidental costs of a director to attend training or other types of conferences relating to the business development company (“BDC”) industry. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors.
It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.
The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2024. No compensation is paid by the Company to any Interested Director or executive officer of the Company.

	Total Compensation From the Company (1)(2)	Total Compensation From the Goldman Sachs Fund Complex (1)
Interested Director
Kaysie Uniacke (3)	—	—
Independent Directors
Jaime Ardila	$125,000	$445,000
Carlos E. Evans	$125,000	$376,667
Ross Kari	$125,000	$409,000
Timothy J. Leach (4)	$161,000	$436,000
Richard A. Mark (5)	$140,000	$395,000
Susan B. McGee	$125,000	$385,000

(1)
Reflects compensation earned during the year ended December 31, 2024. For the Independent Directors, the Goldman Sachs Fund Complex includes the Company, SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay.

(2)
The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2024. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from us.

(3)	Ms. Uniacke is an Interested Director and, as such, receives no compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(4)	Includes compensation as Chairman of the Board.
(5)	Includes compensation as “audit committee financial expert.”
Board Composition and Leadership Structure
The Company’s business and affairs are managed under the direction of the Board. The Board consists of seven members, six of whom are Independent Directors. The Board elects the Company’s officers, who serve at the discretion of the Board. The responsibilities of the Board include oversight of valuation of the Company’s assets, corporate governance activities, oversight of the Company’s financing arrangements and oversight of its investment activities.
The Board’s role in the management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GSAM as part of its day-to-day
management of the Company’s investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of GSAM as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments. The Board also oversees the quarterly valuation of the Company’s assets.
The Board has established an Audit Committee, Governance and Nominating Committee, Compensation Committee, Compliance Committee and Contract Review Committee. The scope of each committee’s responsibilities is discussed in greater detail below.
Timothy J. Leach, an Independent Director, serves as Chairman of the Board. The Board believes that it is in the best interests of the Stockholders for Mr. Leach to lead the Board because of his familiarity with the Company’s portfolio companies, his broad corporate background and experience with financial and investment matters and his significant senior management experience, as described above. Mr. Leach generally acts as a liaison between management, officers and attorneys between meetings of the Board and presides over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.
The Board had five formal meetings in 2024. Each director attended at least 75% of the meetings of the Board and of the respective committees on which he or she served during the fiscal year ended December 31, 2024. To promote effectiveness of the Board, under normal circumstances directors are strongly encouraged to attend regularly scheduled Board meetings in person.
None of the Company’s directors attended the 2024 Annual Meeting of Stockholders.
Committees of the Board
Audit Committee
The current members of the Audit Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Ardila simultaneously serves on the audit committees of more than three public companies, and the Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. Mr. Mark serves as Chairman of the Audit Committee. The Board and the Audit Committee have determined that Mr. Mark is an “audit committee financial expert,” as defined in Item 407 of
Regulation S-K.
The Audit Committee is responsible for overseeing matters relating to the appointment and activities of the Company’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee’s charter is available on the Company’s website (
https://www.goldmansachsbdc.com
).
The Audit Committee held five formal meetings in 2024.

Governance and Nominating Committee
The current members of the Governance and Nominating Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Leach serves as the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, determining, or recommending to the Board for determination, the compensation of the Interested Director, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.
All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Governance and Nominating Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a Stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation
S-K;
(3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the Stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition.
The Governance and Nominating Committee considers nominees properly recommended by a Stockholder. The Company’s bylaws provide that for any nomination to be properly brought by a Stockholder for a meeting, such Stockholder must comply with advance notice requirements and provide the Company with certain information. Generally, to be timely, a Stockholder’s notice must be received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of Stockholders. The Company’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The Governance and Nominating Committee’s charter is available on the Company’s website (
https://www.goldmansachsbdc.com
).
The Governance and Nominating Committee held three formal meetings in 2024.
Compensation Committee
The current members of the Compensation Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of the Company’s chief executive officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. As discussed in “Compensation of Directors,” above, it is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. As none of the Company’s executive officers currently is compensated by the Company, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee’s charter is available on the Company’s website (
https://www.goldmansachsbdc.com
).
The Compensation Committee did not hold any formal meetings in 2024.

Compensation Committee Interlocks and Insider Participation
No current member of the Compensation Committee is or has been at any time one of the Company’s officers or employees. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Compliance Committee
The current members of the Compliance Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Leach serves as Chairman of the Compliance Committee. The Compliance Committee is responsible for overseeing the Company’s compliance processes, and insofar as they relate to services provided to us, the compliance processes of the investment adviser, underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee’s charter is available on the Company’s website (
https://www.goldmansachsbdc.com
).
The Compliance Committee held four formal meetings in 2024.
Contract Review Committee
The current members of the Contract Review Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Leach serves as Chairman of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board for reviewing and monitoring performance under the Company’s investment management, placement agent (if any), principal underwriting (if any) and certain other agreements with GSAM and its affiliates. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Company’s other service providers, including the Company’s custodian/accounting agent, transfer agent, printing firms, and professional firms (other than the Company’s independent auditor, which is the responsibility of the Audit Committee). The Contract Review Committee’s charter is available on the Company’s website (
https://www.goldmansachsbdc.com
).
The Contract Review Committee had one formal meeting in 2024.

Information about Executive Officers who are not Directors
Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Position(s) with the Company
Alex Chi	52	Co-Chief Executive Officer and Co-President
David Miller	55	Co-Chief Executive Officer and Co-President
Tucker Greene	49	Chief Operating Officer
Stanley Matuszewski	39	Chief Financial Officer and Treasurer
John Lanza	54	Principal Accounting Officer
Julien Yoo	53	Chief Compliance Officer
Caroline Kraus	47	Chief Legal Officer and Secretary
Justin Betzen	44	Vice President
Greg Watts	48	Vice President
Jennifer Yang	41	Vice President
Matthew Carter	38	Vice President
The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers and until his or her successor is duly elected and qualifies.
Alex Chi.
Mr. Chi is the
co-chief
executive officer and
co-president
of the Company and has served in such capacity since August 2022. Mr. Chi is also the co-chief
executive officer and
co-president
of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay. Mr. Chi is
co-head
of Goldman Sachs Asset Management Private Credit in the Americas. Before assuming his current role, Mr. Chi spent 25 years in Goldman Sachs’ Investment Banking Division. Mr. Chi worked in the Financial and Strategic Investors Group from 2006 to 2019, managing Goldman Sachs’ relationships with private equity and related portfolio company clients. Prior to that, Mr. Chi worked in Leveraged Finance, where he spent six years structuring and executing leveraged loan and high yield debt financings for corporate and private equity clients across industries. He also spent three years in Asia focused on mergers and acquisitions and corporate finance transactions. Mr. Chi was named managing director in 2006 and partner in 2012.
David Miller.
Mr. Miller is the
co-chief
executive officer and
co-president
of the Company and has served in such capacity since August 2022. Mr. Miller is also the co-chief
executive officer and
co-president
of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay. Mr. Miller is
co-head
of Goldman Sachs Asset Management Private Credit in the Americas. He has spent his nearly
30-year
career as an investor in middle market companies and has originated billions of dollars in commitments across all industries to companies in various stages of the lifecycle. In 2004, he co-founded
Goldman Sachs’ middle market origination effort investing primarily firm capital and has led that business since 2013. Prior to joining Goldman Sachs in 2004, Mr. Miller was senior vice president of originations for GE Capital, where he was responsible for structuring and originating loans in the media and telecommunications sectors. Previously, Mr. Miller was a director at SunTrust Bank, responsible for originating and managing a portfolio of middle market loans. Mr. Miller was named managing director in 2012 and partner in 2014.
Tucker Greene.
Mr. Greene is the Chief Operating Officer of the Company and has served in such capacity since June 2023. Mr. Greene is also the Chief Operating Officer of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit and West Bay. Mr. Green previously served as a Vice President of the Company from August 2022 to June 2023, and also previously served as a vice president of SCH, GS PMMC II, GS MMLC II, PSLF and GS Credit. In addition, he is a managing director in Goldman Sachs Asset Management Private Credit. He is a senior portfolio manager focused on fund management. Prior to his current role, Mr. Greene was a senior originator and underwriter in Goldman Sachs Asset Management Private Credit. Mr. Greene joined Goldman Sachs in 2004 in the Specialty Lending Group, primarily investing firm capital in directly originated middle market loans. Prior to joining Goldman Sachs, Mr. Greene worked at GE Capital, focusing on underwriting loans in the media and telecommunications sector. Mr. Greene was named managing director in 2021.
Stanley Matuszewski.
Mr. Matuszewski is the Chief Financial Officer and Treasurer of the Company and has served in such capacity since November 2023. Mr. Matuszewski is also the Chief Financial Officer and Treasurer of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay. He is a Vice President within the Private Credit Group of GSAM. Prior to this role, he managed the Business Development Companies Asset Management Product Controllers team within the Controllers Division, which is responsible for valuation oversight. Prior to joining Goldman Sachs & Co. LLC in 2013, he worked at Morgan Stanley in the Valuation Review Group.
John Lanza.
Mr. Lanza is the Principal Accounting Officer of the Company and has served in such capacity since November 2023. Mr. Lanza is also the Principal Accounting Officer of SCH, GS PMMC II, GS MMLC II, PSLF, and GS Credit. Mr. Lanza has held several positions with GSAM. Mr. Lanza currently manages the Business Development Companies and Direct Hedge Funds Asset Management Fund Controllers teams, which are responsible for accounting and financial reporting oversight. He previously served as the head of Operational Risk and Governance in the Consumer and Wealth Management Division. Prior to that, Mr. Lanza was the global head of Regulatory Reform and Control Oversight and before that he managed the Goldman Sachs Asset Management Alternative Investments Global Fund Services Group.
Caroline Kraus.
Ms. Kraus is the Chief Legal Officer and Secretary of the Company and has served in such capacity since August 2022. Ms. Kraus is also a Managing Director and Senior Counsel at GSAM and the chief legal officer and secretary of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay, as well as various other Goldman Sachs funds. Ms. Kraus joined Goldman Sachs in 2006. Prior to joining Goldman Sachs, she was an associate at Weil, Gotshal & Manges, LLP.
Julien Yoo
. Ms. Yoo is the Chief Compliance Officer of the Company and has served in such capacity since June 2019. Ms. Yoo is also the Managing Director of GSAM Compliance, Head of the U.S. Regulatory Compliance team with GSAM Compliance, and Chief Compliance Officer of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay. Ms. Yoo joined Goldman Sachs in 2013. Prior to joining Goldman Sachs, Ms. Yoo was a Vice President in the legal department of Morgan Stanley Investment Management. Prior to joining Morgan Stanley, she was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.
Justin Betzen.
Mr. Betzen is a Vice President of the Company and has served in such capacity since August 2022. Mr. Betzen is also a Vice President of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay. He is also a managing director and senior underwriter in Goldman Sachs Asset Management Private Credit Americas. Mr. Betzen initially joined Goldman Sachs in 2006 as an associate and rejoined the firm as a vice president in 2013. He was named managing director in 2019. Prior to rejoining the firm, Mr. Betzen worked at Newstone Capital Partners and was focused on second lien, mezzanine and minority equity investing. Prior to initially joining Goldman Sachs, he worked at JPMorgan Chase in the Technology Corporate Banking Group and was focused on software, services and payments companies.
Greg Watts
. Mr. Watts is a Vice President of the Company and has served in such capacity since August 2022. Mr. Watts is also a Vice President of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay. He also serves as head of underwriting and portfolio management for Goldman Sachs Asset Management Private Credit in the Americas. He has spent greater than 20 years as a credit investor in middle market companies and has overseen billions of dollars of investments from origination to exit as well as a significant amount of experience in workouts and restructurings. Mr. Watts is a member of the BDC Investment Committee and the Private Credit Investment Subcommittee, which focuses on middle market lending primarily via the Goldman Sachs balance sheet. Mr. Watts joined Goldman Sachs in 2007 and was named managing director in 2015 and partner in 2022. Prior to joining Goldman Sachs, Mr. Watts spent five years with GE Capital’s Technology, Media and Telecom Finance Group as a senior vice president and risk team leader in underwriting and portfolio management. Before working at GE Capital, Mr. Watts was an associate at Investcorp International after beginning his career as an investment banking analyst in Salomon Smith Barney’s Mergers and Acquisitions Group.
Jennifer Yang
. Ms. Yang is a Vice President of the Company and has served in such capacity since August 2022. Ms. Yang is also a vice president of SCH, GS PMMC II, GS MMLC II, PSLF, GS Credit, and West Bay. She is also a managing director in Credit Alternatives within GSAM, with oversight of Healthcare. She is responsible for leading and managing the healthcare investment strategy and portfolio. Ms. Yang joined Goldman Sachs in 2018 as a vice president and was named managing director in 2021. Prior to joining Goldman Sachs, Ms. Yang was an executive director at Varagon Capital Partners, where she was responsible for structuring, executing and managing credit investments in the healthcare sector. Previously, she was a vice president at Fifth Street Asset Management, focused on healthcare deal execution.
Matthew Carter
. Mr. Carter is a Vice President of the Company and has served in such capacity since February 2025. Mr. Carter is also a Vice President of GS PMMC II, SCH, GS MMLC II, PSLF, GS Credit, and West Bay. Mr. Carter is a managing director and senior underwriter in Private Credit within Asset & Wealth Management at Goldman Sachs. He leads workout and restructuring activities for the U.S. direct lending business. Mr. Carter joined Goldman Sachs in 2014 as an associate in the Specialty Lending Group within the Special Situations Group and was named managing director in 2023. Prior to joining Goldman Sachs, Mr. Carter worked in the Investment Banking Division at Barclays Capital for five years and started his career in the Private Fund Investments Group at Lehman Brothers.
Certain Relationships and Related Party Transactions
Investment Management Agreement
The Company is party to an investment management agreement, pursuant to which the Company pays GSAM, a wholly owned subsidiary of GS Group Inc., a fee for investment management services consisting of a management fee based on the Company’s gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) and an incentive fee based on the performance of the Company’s investments. Certain of the Company’s officers are also officers and employees of GSAM.
The management fee is calculated at an annual rate of 1.00% (0.25% per quarter) of the average value of the Company’s gross assets at the end of each of the two most recently completed calendar quarters, and the incentive fee is calculated based on (a) the amount by which our ordinary income exceeds certain “hurdle rates,” and (b) our capital gains.
For the year ended December 31, 2024, the Company paid GSAM a total of $59.08 million in fees (excluding fees that are accrued but not paid) pursuant to the investment management agreement, which consisted of $35.16 million in management fees and $23.92 million in incentive fees.
License Agreement
The Company is party to a license agreement with an affiliate of Goldman Sachs pursuant to which the Company has been granted a non-exclusive,
royalty-free license to use the “Goldman Sachs” name. Under this agreement, the Company does not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not the Company’s investment adviser or if the Company’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, the Company has no legal right to the “Goldman Sachs” name.
Co-Investment
Opportunities
In certain circumstances, the Company can make negotiated
co-investments
pursuant to an exemptive order from the SEC permitting it to do so. On November 16, 2022, the SEC granted to GSAM, the BDCs advised by

GSAM, and certain other affiliated applicants exemptive relief on which the Company expects to rely to co-invest
alongside certain other Accounts (as defined below), which may include proprietary accounts of Goldman Sachs, in a manner consistent with the Company’s investment objectives and strategies, certain Board-established criteria, the conditions of such exemptive relief and other pertinent factors (the “Relief”). On June 25, 2024, the SEC granted an amendment to the Relief, which permits the Company to participate in follow-on
investments in the Company’s existing portfolio companies with certain affiliates covered by the Relief if such affiliates, that are not BDCs or registered investment companies, did not have an investment in such existing portfolio company. Additionally, if GSAM forms other funds in the future, the Company may co-invest
alongside such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. As a result of the Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of other client accounts managed by GSAM (collectively with the Company, the “Accounts”).
Related Party Transaction Review Policy
The Audit Committee will review any potential related party transactions brought to its attention, and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s directors and executive officers is instructed and periodically reminded to inform GSAM Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At a meeting held on February 26, 2025 the Audit Committee selected and recommended, and at a meeting held on February 26, 2025, the Board, including a majority of the Independent Directors approved, the selection of PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2025, the Audit Committee and the Board will reconsider the continued retention of PricewaterhouseCoopers LLP.
Representatives of PricewaterhouseCoopers LLP are expected to be available telephonically during the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.
Audit Fees
The aggregate audit fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2024 and 2023 were $1,313,900 and $1,201,300, respectively.
Fees included in the audit fees category are those associated with the annual audits of financial statements, review of the financial statements included in the Company’s Quarterly Reports on
Form 10-Q and
services that are normally provided in connection with statutory and regulatory filings.
Audit-Related Fees
No audit-related fees were billed by PricewaterhouseCoopers LLP to the Company for the years ended December 31, 2024 and 2023.
Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2024 and 2023 were $1,331,615 and $1,304,641, respectively. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to the SSAE 18 report.
Tax Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company for tax compliance, tax advice and tax planning for the years ended December 31, 2024 and 2023 were $0 and $0, respectively.
Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.

No tax fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2024 and 2023.
All Other Fees
No fees were billed by PricewaterhouseCoopers LLP to the Company for products and services provided to the Company, other than the services reported in “Audit Fees” above, for the years ended December 31, 2024 and 2023.
Other than services reported under “Audit-Related Fees,” no other fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2024 and 2023.
Aggregate Non-Audit Fees
The aggregate
non-audit
fees billed to GSAM and its affiliates by PricewaterhouseCoopers LLP for non-audit
services for the years ended December 31, 2024 and 2023 were approximately $20.7 million and $18.0 million, respectively. This includes any non-audit
services required to be
pre-approved
or
non-audit
services that did not require
pre-approval
since they did not directly relate to the Company’s operations or financial reporting.
Pre-Approval
of Audit and
Non-Audit
Services Provided to the Company
The Audit
and Non-Audit Services Pre-Approval Policy
(the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services
may
be pre-approved specifically
by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under
the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by
the Audit Committee of the services that may be provided by the independent auditor. All of the audit and permitted non-audit
services described above for which PricewaterhouseCoopers LLP billed the Company for the fiscal years ended December 31, 2024 and 2023 were pre-approved
by the Audit Committee.
De Minimis Waiver
.
The pre-approval requirements
of the Policy may be waived with respect to the provision
of non-audit services
that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that
was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services;
and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions
of the Policy.
Pre-Approval
 of
 Non-Audit
 Services Provided to GSAM.
 The Policy provides that, in addition to
requiring pre-approval of
audit
and non-audit services
provided to the Company, the Audit Committee
will pre-approve those non-audit services
provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.

The Audit Committee has considered these fees and the nature of the services rendered and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees
described above pursuant to the “
de minimis
 exceptions” set forth in
Rule 2-01(c)(7)(i)(C) and
Rule
2-01(c)(7)(ii) of
Regulation S-X. Except
as described above, PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services
to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule
2-01(c)(7)(ii) of
Regulation S-X. The
Audit Committee considered whether the provision of
non-audit
services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Company that were not pre-approved by
the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Company is compatible with maintaining PricewaterhouseCoopers LLP’s independence.
ON FEBRUARY 26, 2025, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Audit Committee Report
(1)
The following is the report of the Audit Committee of Goldman Sachs BDC, Inc. (the “Company”) with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2024 (the “Audited Financial Statements”).
The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form
10-K
for the last fiscal year for filing with the SEC.
February 26, 2025
The Audit Committee
Richard A. Mark, Chairman
Jaime Ardila
Carlos E. Evans
Ross J. Kari
Timothy J. Leach
Susan B. McGee

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Caroline Kraus and Curtis Tate, who are the persons named as proxies.
VOTE REQUIRED FOR THE ELECTION OF THE DIRECTOR AND
APPROVAL OF OTHER MATTERS AT THE MEETING
A quorum for the transaction of business at the Meeting is established by the presence, virtually or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 117,297,222 shares of the Company’s common stock outstanding on the Record Date. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.
Election of Directors
For Proposal 1, the election of each nominee requires a majority of the votes cast by all Stockholders present, virtually or by proxy, at the Meeting, provided that if, as of the tenth (10th) day preceding the date the Company first mails the notice of such meeting to the Stockholders, the number of nominees for the directorships (or, if applicable, the directorships of a particular class of directors) exceeds the number of such directors to be elected, such directors shall be elected by the vote of a plurality of the votes cast. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes”
not counted as a vote cast either “for” or “against” that director’s election).
Ratification of Auditor
Approval of Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, requires a majority of the votes by all Stockholders present, virtually or by proxy, at the Meeting.
Broker
Non-Votes
Broker
“non-votes”
are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine
proposal. As broker
non-votes
are entitled to vote on Proposal 2, broker
non-votes
will be counted as shares present for purposes of determining whether a quorum is present for purposes of transacting business at the Meeting.
Proposal 1 is a
non-routine
matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not
be permitted to exercise voting discretion with respect to Proposal 1, the election of three Class II directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.
Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.

Abstentions
Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on Proposal 1, and the effect of a vote against Proposal 2.
Adjournment
If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.
A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.
COMMUNICATIONS WITH THE BOARD
All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
ANNUAL AND QUARTERLY REPORTS
Copies of the Company’s Annual Reports on Form
10-K,
Quarterly Reports on Form
10-Q
and Current Reports on Form
8-K
are available, without charge, on its website (
https://www.goldmansachsbdc.com
)
or upon request by writing to the Company or by calling the Company at (312)
655-4419.
Please direct your written request to Caroline Kraus, Secretary, at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Copies of such reports are also posted and are available without charge on the SEC’s website at
www.sec.gov
.

CORPORATE GOVERNANCE
Code of Ethics
The Company has adopted a Code of Ethics pursuant to Rule
17j-1
under the 1940 Act and the Company has also approved GSAM’s Code of Ethics that it adopted in accordance with Rule
17j-1
and Rule
204A-1
under the Investment Advisers Act of 1940, as amended. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by the Company. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. A copy of the Company’s Code of Ethics is filed as an exhibit to the Company’s annual report on Form 10-K.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The Company intends to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form
8-K
or on the Company’s website. The Code of Business Conduct and Ethics can be accessed via the Company’s website (
https://www.goldmansachsbdc.com
).
Corporate Governance Guidelines and Director Charter
The Company has adopted a Corporate Governance Guidelines and Director Charter which applies to, among other things, the authority and duties of the directors, the composition of the Board and the election and role of the Chairman of the Board. The Corporate Governance Guidelines and Director Charter can be accessed via the Company’s website (
https://www.goldmansachsbdc.com
).
Insider Trading Policy
The Company has adopted an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to its directors, officers and other covered persons. The Company has also adopted a policy requiring that the repurchase of its securities be made in a manner entitled to the affirmative defense afforded by Rule
10b5-1.
The Company believes that its insider trading policy and repurchase policy are reasonably designed to promote compliance with insider trading laws, rules and regulations applicable to the Company. In addition, the Company complies with all applicable securities laws with respect to sales of its own securities. A copy of the Company’s insider trading policy and repurchase policy are filed as Exhibits 19.1 and 19.2 to the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2024.
ADDITIONAL INFORMATION
The principal address of the Company’s investment adviser is Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
The principal address of the Company’s administrator is State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114.
STOCKHOLDER PROPOSALS
The Company expects that the 2026 Annual Meeting of Stockholders will be held in May 2026, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the

Secretary of the Company at Goldman Sachs BDC, Inc., c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Notices of intention to present proposals, including nomination of a director, at the 2026 Annual Meeting of Stockholders must be received by the Company no earlier than January 28, 2026 and no later than February 27, 2026. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, the Company must receive the proposal no later than December 3, 2026. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Stockholders who do not expect to virtually attend the Meeting and who wish to have their shares voted are requested to vote by following the instructions on the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone, or request, to vote by mail, sign, date, and return a proxy card so that you may be represented at the Meeting. No postage is required if the proxy card is mailed in the United States. If you have any questions regarding the proxy materials, please contact the Company at (866)
896-7420.

GSBD2025PROXY

GOLDMAN SACHS BDC, INC. PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. GOLDMAN SACHS BDC, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2025 THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of Goldman Sachs BDC, Inc., (the “Company”) revoking previous proxies, hereby appoints Caroline Kraus and Curtis Tate, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of common stock, par value $0.001 per share, of Goldman Sachs BDC, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders (“Annual Meeting”) to be held virtually on May 28, 2025, at 10:00 a.m. Eastern Time, at the following Website: www.meetnow.global/M9XPNYS. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby revokes any and all previous proxies with respect to such shares heretofore by the undersigned. Receipt of the Notice of Annual Meeting and the accompanying Proxy Statement is hereby acknowledged by the undersigned. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the Proposals. Additionally, in their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 GSB_34425_031925 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx    code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders of Goldman Sachs BDC, Inc. to Be Held Virtually on May 28, 2025, at 10:00 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gol-34425 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” EACH OF THE PROPOSALS. 1. To elect three Class II directors of the Company, who will serve until the 2028 annual meeting of stockholders or until his or her successor is duly elected and qualified. FOR AGAINST ABSTAIN 01. Jaime Ardila 02. Richard A. Mark 03. Kaysie Uniacke ☐ ☐ ☐ 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public FOR AGAINST ABSTAIN accounting firm for the fiscal year ending December 31, 2025. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code  xxxxxxxxxxxxxx    GSB 34425    xxxxxxxx